KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of May, 1996.


                                (Paul M. Anderson)
                                Paul M. Anderson, Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (Bennett E. Bidwell)
                                Bennett E. Bidwell, Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (Earnest H. Clark, Jr.)
                                Earnest H. Clark, Jr., Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director or Officer or both, as the case may be, of the Company, does hereby appoint F. A. McPherson and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director or Officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (L. R. Corbett)
                                L. R. Corbett, President,
                                Chief Operating Officer and
                                Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.



                                (Martin C. Jischke)
                                Martin C. Jischke, Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (Robert S. Kerr, Jr.)
                                Robert S. Kerr, Jr., Director




                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint F. A. McPherson and
L. R. Corbett, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (John C. Linehan)
                                John C. Linehan, Senior Vice
                                President and Chief
                                Financial Officer



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY





     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director or Officer or both, as the case may be, of the Company, does hereby appoint L. R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director or Officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (F. A. McPherson)
                                F. A. McPherson, Chairman of the
                                Board, Chief Executive Officer
                                and Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (William C. Morris)
                                William C. Morris, Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (John J. Murphy)
                                John J. Murphy, Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as an Officer of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (J. Michael Rauh)
                                J. Michael Rauh, Vice President,
                                Controller and Chief Accounting
                                Officer



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of March, 1996.




                                (Richard M. Rompala)
                                Richard M. Rompala, Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (John J. Nevin)
                                John J. Nevin, Director



                     KERR-McGEE CORPORATION


                        POWER OF ATTORNEY




     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), a Registration Statement ("Registration Statement") with such amendment or amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Registration Statement, to register 950,000 shares of Kerr-McGee Corporation Common Stock to be sold in connection with the Long Term Incentive Program of the Company.


     NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint F. A. McPherson, L.
R. Corbett and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the others and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Registration Statement and any and all amendments thereto, including post-effective amendments, as said attorneys or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of March, 1996.




                                (Farah M. Walters)
                                Farah M. Walters, Director